EXHIBIT 99

NEWS RELEASE

FOR FURTHER INFORMATION CONTACT:

Stephen M. Merrick                  Tim Dilsaver
Executive Vice President            Investor Relations
(847) 382-1000                      (847) 382-1000

                  CTI Industries Reports Major Gains in Income
                           for Its First Quarter 2004

FOR IMMEDIATE RELEASE
Monday, May 17, 2004

BARRINGTON, IL, May 17, 2004 -- CTI Industries Corporation (NASDAQ Small Cap -
CTIB), a manufacturer and marketer of metalized balloons, latex balloons, novelty items and printed and laminated films, today released financial results for its first quarter ending March 31, 2004. For the quarter, net sales were $10,893,984 an increase of 7.2% over 2003 first quarter revenues of $10,162,495. The Company realized net income of $371,901 for the quarter, compared to a loss for the first quarter of 2003 of $(657,961).

Income per share for the quarter was $0.19 ($0.18 diluted), compared to a loss of $(0.36) per share (basic and diluted) for the first quarter of 2003.

"We are very pleased with our strong results for the first quarter of this year," said Stephen Merrick, Executive Vice President and Chief Financial Officer of the Company. "We maintained good sales volume in each of our product lines, with a nice increase in our latex balloon line. We achieved solid profitability based on some improvement in margins coupled with reduced expenses," he said.

"During the first quarter of this year, we achieved good control over our costs and maintained our sales volume. This is a combination we will strive to maintain, along with continued efforts to develop new sources of revenue," said Howard Schwan, President.

This press release may contain forward-looking statements within the meaning of
Section 17A of the Securities Act and Section 21E of the Securities Exchange Act. Actual results could differ materially from those projected in the forward-looking statements, which involve a number of risks and uncertainties, including (i) the risks of generating and maintaining sales in a highly competitive market, (ii) the ability of the Company to enter into or maintain contracts or relationships with customers, distributors, licensors and suppliers, (iii) manufacturing risks, as well as other risks and uncertainties reported by the Company in its SEC filings, and such statements should also be considered in conjunction with cautionary statements contained in the Company's most recent filing with the Securities and Exchange Commission on Form 10-K.

                        - FINANCIAL HIGHLIGHTS FOLLOW -

CTI Industries Corporation and Subsidiaries
Consolidated Balance Sheets

                                                                              March 31, 2004   December 31, 2003
                                                                              --------------   -----------------
                                  ASSETS                                        (Unaudited)         (Audited)
Current assets:
  Cash                                                                         $    331,189       $    329,742
  Accounts receivable, (less allowance for doubtful accounts of $ 186,215         6,129,142          4,620,276
  and $223,220 respectively)
  Inventories                                                                     9,168,518          9,263,160
  Deferred tax assets                                                               361,751            361,751
  Prepaid expenses and other current assets                                       1,125,211            859,635
                                                                               ------------       ------------

      Total current assets                                                       17,115,810         15,434,564

Property and equipment:
  Machinery and equipment                                                        19,254,421         18,939,535
  Building                                                                        2,714,301          2,678,581
  Office furniture and equipment                                                  1,872,593          1,931,831
  Land                                                                              250,000            250,000
  Leasehold improvements                                                            587,034            582,052
  Fixtures and equipment at customer locations                                    2,286,814          2,232,285
  Projects under construction                                                       319,592            408,961
                                                                               ------------       ------------
                                                                                 27,284,755         27,023,245
    Less : accumulated depreciation                                             (15,305,718)       (14,815,596)
                                                                               ------------       ------------

      Total property and equipment, net                                          11,979,036         12,207,649

Other assets:
  Deferred financing costs, net                                                     203,538            222,696
  Goodwill                                                                        1,113,108          1,113,108
  Deferred Income tax asset                                                         803,449          1,012,365
  Other assets                                                                      354,142            279,800
                                                                               ------------       ------------

      Total other assets                                                          2,474,237          2,627,969
                                                                               ------------       ------------

TOTAL ASSETS                                                                     31,569,083         30,270,182
                                                                               ============       ============

Consolidated Balance Sheets

                                                                              March 31, 2004    December 31, 2003
                                                                              --------------    -----------------
                   LIABILITIES AND STOCKHOLDERS' EQUITY                         (unaudited)         (audited)
Current liabilities:
  Checks written in excess of bank balance                                          529,703            341,108
  Accounts payable                                                                6,273,299          6,799,490
  Line of credit                                                                  5,929,714          3,694,241
  Notes payable - current portion                                                 2,528,708          2,998,496
  Notes payable - officer                                                                 0
  Accrued liabilities                                                             2,200,412          2,306,745
                                                                               ------------       ------------

      Total current liabilities                                                  17,461,837         16,140,080

Long-term liabilities:
  Other liabilities                                                                 873,815          1,079,041
  Notes payable                                                                   5,445,151          5,766,091
  Notes payable - officers                                                        2,111,999          2,064,126
                                                                               ------------       ------------

      Total long-term liabilities                                                 8,430,965          8,909,258

Minority interest                                                                    10,230              9,263

Stockholders' equity:
  Common stock - no par value, 5,000,000 shares authorized, 2,150,216 and
  2,141,882 shares issued, 1,918,420 and
  1,910,086 shares outstanding, respectively                                      3,764,020          3,764,020
  Class B Common stock - no par value, 500,000 shares authorized,
  0 shares issued and outstanding                                                         0                  0
  Paid-in-capital                                                                 5,554,332          5,554,332
  Warrants issued in connection with subordinated debt and bank debt                595,174            595,174
  Accumulated deficit                                                            (3,156,162)        (3,528,063)
  Accumulated other comprehensive earnings                                         (152,199)          (234,768)
  Less:
      Treasury stock - 231,796 shares                                              (939,114)          (939,114)
                                                                               ------------       ------------

      Total stockholders' equity                                                  5,666,051          5,211,581
                                                                               ------------       ------------

TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                                       $ 31,569,083       $ 30,270,182
                                                                               ============       ============

CTI Industries Corporation and Subsidiaries
Consolidated Statements of Operations
(Unaudited)

                                                                 Quarter Ended March 31,
                                                                 2004               2003
                                                             ------------       ------------
Net Sales                                                    $ 10,893,984       $ 10,162,495

Cost of Sales                                                   8,746,614          8,225,442
                                                             ------------       ------------

      Gross profit on sales                                     2,147,370          1,937,053

Operating expenses:
  Administrative                                                  988,513          1,259,004
  Selling                                                         390,556            402,363
  Advertising and marketing                                       393,484            588,894
                                                             ------------       ------------
      Total operating expenses                                  1,772,552          2,250,261
                                                             ------------       ------------

Income from operations                                            374,817           (313,208)

Other income (expense):
  Interest expense                                               (331,136)          (201,752)
  Interest income                                                      --                389
  Gain (loss) on sale of assets                                        --                 --
  Foreign currency (loss) gain                                     76,756           (108,506)
  Other                                                           486,896            (34,884)
                                                             ------------       ------------
      Total other income (expense)                                232,516           (344,753)
                                                             ------------       ------------

Income (loss) before income taxes and minority interest           607,333           (657,961)

Income tax (benefit) expense                                      233,456             34,245
                                                             ------------       ------------

Income (loss) before minority interest                            373,877           (692,206)

Minority interest in  income (loss) of subsidiary                   1,976             (2,418)
                                                             ------------       ------------

      Net income (loss)                                      $    371,901       $   (689,788)
                                                             ============       ============

Income (loss) applicable to common shares                    $    371,901       $   (689,788)
                                                             ============       ============

Basic income (loss) per common share                         $       0.19       $      (0.36)
                                                             ============       ============

Diluted income (loss) per common share                       $       0.18       $      (0.36)
                                                             ============       ============

Weighted average number of shares and equivalent shares
  of common stock outstanding:
    Basic                                                       1,918,420          1,917,772
                                                             ============       ============

    Diluted                                                     2,044,501          1,917,772
                                                             ============       ============